Exhibit 10

CONFORMED COPY

EXTENSION AGREEMENT
Bank of America, N.A.
as Administrative Agent
under the Credit Agreement
referred to below

Ladies and Gentlemen:
The undersigned hereby agrees to extend, effective January 8, 2018, the Termination Date under the Credit Agreement dated as of December 7, 2016 (as further amended from time to time, the “Credit Agreement”) among Consolidated Edison Company of New York, Inc., Consolidated Edison, Inc. Orange and Rockland Utilities, Inc., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for one year to December 7, 2022 and by their acceptance hereof the Borrowers hereby confirm that the conditions set forth in Section 2.19(b)(i) and (ii) of the Credit Agreement are satisfied as to such extension. Terms defined in the Credit Agreement are used herein with the same meaning.
This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Exhibit 10

BANK OF AMERICA, N.A., as a Lender
By:	/s/Maggie Halleland
Title: Vice President

BARCLYS BANK PLC, as a Lender
By:	/s/Sydney G. Dennis
Title: Director

CITBANK, N.A., as a Lender
By:	/s/Richard Rivera
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/Amit Gaur
Title: Vice President

MIZUHO BANK, LTD., as a Lender
By:	/s/Nelson Chang
Title: Authorized Signatory

WELLS FARGO, NATIONAL ASSOCIATION, as a Lender
By:	/s/Patrick Engel
Title: Managing Director

THE BANK OF NEW YORK, MELLON, as a Lender
By:	/s/Richard K. Fronapfel, Jr.
Title: Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/Katsuyuki Kubo
Title: Managing Director

[Signature Page to Extension Agreement]

Exhibit 10

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/Richard Gerling
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFI, LTD., as a Lender
By:	/s/Jeffrey Flagg
Title: Director

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/David Dewar
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:	/s/Anju Abraham
Title: Authorized Signatory

By:	/s/Robert Casey
Title: Authorized Signatory

TD BANK, N.A., as a Lender
By:	/s/Vijay Prasad
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/James O’Shaughnessy
Title: Vice President

PNC BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/Gabriel Martin
Title: Vice President

[Signature Page to Extension Agreement]

Exhibit 10

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/Andrew D. Holtz
Title: Senior Vice President

MORGAN STANLY BANK, N.A., as a Lender
By:	/s/Julie Lilienfeld
Title: Authorized Signatory

STATE STREET BANK AND TRUST COMPANY, as a Lender
By:	/s/Kimberly R. Costa
Title: Vice President

[Signature Page to Extension Agreement]

Exhibit 10

Agreed and accepted:

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
By:	/s/Yukari Saegusa
Title: Vice President and Treasurer

CONSOLIDATED EDISON, INC.
By:	/s/Yukari Saegusa
Title: Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES, INC.
By:	/s/Yukari Saegusa
Title: Treasurer

[Signature Page to Extension Agreement]

Exhibit 10

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/Maggie Halleland
Title: Vice President

[Signature Page to Extension Agreement]